UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                               February 7, 2003
                               ----------------
                               (Date of Report)


                             HIGHWAY ONE-OWEB, INC.
                             ----------------------
            (Exact name of registrant as specified in its charter)


          Utah                       0-26695                87-0636107
          ----                       -------                ----------
     (State or other                (Commission             (IRS Employer
      jurisdiction                  File Number)           Identification No.)
    of incorporation)

                                   2001 Potomac
                              Houston, Texas  77057
                              ---------------------
                    (Address of principal executive offices)


                                 (713) 785-6809
                                 --------------
             (Registrant's telephone number, including area code)


                                 430 Fourth Street
                                 Ogden, Utah 84404
                                 -----------------
        (Former name or former address, if changed since last report.)

Item 1. Changes In Control Of The Registrant.
---------------------------------------------

     On February 7, 2003, we (the "Company," "we," "us" and "our" and words of similar import) executed a Purchase Agreement (the "Agreement") between us, Pete Chandler ("Chandler"), and Benjamin Hansel ("Hansel"). At the time the parties executed the Agreement, Chandler was our sole director and President and was the owner of 2,000,000 shares, constituting approximately 85.2% of our issued and outstanding common stock.

     Under the Agreement, Chandler, as our sole director, executed a resolution by which we issued 20,000,000 "unregistered" and "restricted" shares of our common stock to Hansel in consideration of Hansel's agreement to serve as a director and executive officer of the Company and his payment of all of the Company's costs and expenses incurred in connection with the Agreement.

     Chandler further resolved:

     * to appoint Hansel to fill an existing vacancy on the Company's Board of Directors and to serve in that capacity until the next annual meeting of our stockholders or until his prior termination or resignation and the appointment and qualification of his successor;

     * that the Company accept Chandler's resignation as a director and executive officer; and

     * to appoint Hansel Chief Executive Officer and Chief Financial Officer of the Company, to serve in those capacities until the next annual meeting of our Board of Directors or his prior termination or resignation and the appointment and qualification of his successor.

     Hansel accepted each of his appointments on February 7, 2003.

     Pursuant to the Agreement, Hansel received 20,000,000 shares of our common stock, representing approximately 89.5% of our issued and outstanding common stock immediately following the closing of the Agreement.

     The parties entered into the Agreement based on Hansel's representations to Chandler that he had identified a privately-held, operating company that may be a suitable candidate for a merger or acquisition transaction with the Company, which Chandler believes will benefit the Company's stockholders. As such, the Agreement requires Hansel and the Company to use their best efforts to enter into such a transaction within 90 days of the date of the Agreement.

     While he is a director of the Company, Hansel also agreed not to take any of the following actions without Chandler's prior written consent:

     * vote to authorize the Company to recapitalize or reclassify its common stock;

     *  effect any stock dividend, split or reverse split of its common stock;

     *  issue shares of its common stock; or

     * take any other action that would have the effect of reducing the collective holdings of Chandler and the other holders of the Company's common stock immediately prior to the execution of the Agreement to less than 6.5% of the Company's issued and outstanding shares.

     The Company further agreed to sell its computer server to Chandler for $2,303, which was the server's fair market value as disclosed in the Company's unaudited balance sheet as of September 30, 2002.

     The Agreement also provided for:

     * mutual representations and warranties as to various matters customary in these types of transactions;

     * prohibitions on the Company's filing of any registration statement on Forms S-8 or S-3 of the Securities and Exchange Commission for a period of one year without Chandler's prior written consent; and

     * neither the Company nor Hansel to contest the validity of any pre-Agreement outstanding common stock of the Company.

     A copy of the Agreement is attached hereto and incorporated herein by reference. See Item 7 of this Current Report.

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     As discussed under Item 1, above, Chandler purchased the Company's computer server for $2,303. At the time of the Agreement, this server was our only fixed asset. The value of the server was approximately 60% of the value of our total assets as of September 30, 2002, the date of our most recent financial statements.

Item 3.  Bankruptcy or Receivership.
------------------------------------

     None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
-------------------------------------------------------

     None; not applicable.

Item 5.  Other Events and Regulation FD Disclosure.
---------------------------------------------------

     On January 27, 2003, Chandler, acting as the sole member of the Company's Board of Directors, resolved to amend the Company's bylaws to exempt it from the provisions of the Utah Control Share Acquisitions Act, Section 61-6-1 et seq., Utah Code Annotated. A copy of the amendment to our bylaws is attached hereto and incorporated herein by reference. See Item 7 of this Current Report.

Item 6.  Resignations of Registrant's Directors.
------------------------------------------------

     Effective February 7, 2003, Chandler, who was the Company's sole director and executive officers prior to the date of the Agreement, resigned and appointed our current director, Chief Executive Officer and Chief Financial Officers. See Item 1 of this Current Report.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     Financial Statements.
     ---------------------

     None; not applicable.

     Exhibits.
     ---------

     The following exhibits are attached hereto and incorporated herein by reference:

     Exhibit             Exhibit
     Number              Description
     ------              -----------

       2                 Purchase Agreement

       3                 Amendment to Bylaws

Item 8.  Change in Fiscal Year.
-------------------------------

     None; not applicable.

Item 9.  Regulation FD Disclosure.
----------------------------------

     None; not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
------

     None; not applicable.

Item 12.  Results of Operations and Financial Condition.
--------------------------------------------------------

     None; not applicable.

                                    SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HIGHWAY ONE-OWEB, INC.

DATED:  2/12/03                          By  /s/ Benjamin Hansel
       ----------                           --------------------------------
                                            Benjamin Hansel
                                            Chief Executive Officer, Chief
                                            Financial Officer and Director